UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 12, 2006

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(Date of earliest event reported)

SMART-TEK SOLUTIONS INC.

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(Exact name of registrant as specified in its charter)

            Nevada                   000-29895                98-0206542

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(State or other jurisdiction of      Commission            (I.R.S. Employer

incorporation or organization)       File Number          Identification No.)

433 Town Center Suite 316

Corte Madera, CA 94925

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(Address of principal offices, including Zip Code)

(415) 738-8887

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(Registrant's telephone number, including area code)

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(Former name or Former Address, if Changed Since Last Report)

SECTION 8 – OTHER EVENTS

Item 8.01. Other Events

On April 12, 2006, the Registrant issued a press release announcing that it has begun work on projects valued in excess of $500,000, a copy of the press release is attached as Exhibit 99.1.

On April 13, 2006, the Registrant issued a press release announcing that it is hosting a conference call on April 19, 2006, a copy of the press release is attached as Exhibit 99.2.

On April 19, 2006, the Registrant issued a press release announcing its revised schedule, a copy of the press release is attached as Exhibit 99.3.

On April 20, 2006, the Registrant issued a press release announcing its meeting with a potential licensee for Vietnam, a copy of the press release is attached as Exhibit 99.4

The foregoing descriptions are qualified in their entirety by references to the Registrant’s Press Release dated April 12, April 13, April 19 and April 20, 2006, copies of which are attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits

(a)   Financial Statements of business acquired.        Not applicable

(b)   Pro forma financial information.                        Not applicable

(c)   Exhibits

Exhibit 99.1

Press Release of Registrant dated April 12, 2006

Exhibit 99.2

      Press Release of Registrant dated April 13, 2006

Exhibit 99.3

      Press Release of Registrant dated April 19, 2006

Exhibit 99.4

      Press Release of Registrant dated April 20, 2006

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Smart-tek Solutions Inc.

By: /s/ Denis Gallant

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  Secretary

Date:  April 24, 2006